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                                                                    EXHIBIT 99.1

                            TRANSOCEAN OFFSHORE INC.
                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046

                                    P R O X Y

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned, revoking any proxy heretofore given in connection with the Annual Meeting described below, hereby appoints J. Michael Talbert, Robert
L. Long and Eric B. Brown, and each of them, proxies, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Transocean Offshore Inc. to be held on May 13, 1999, and at any adjournment thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present as follows:

         The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED "FOR" APPROVAL OF ITEM 1 AND "FOR" ALL NOMINEES LISTED IN ITEM 2. The undersigned hereby acknowledges receipt of notice of, and the proxy statement/prospectus for, the aforesaid Annual Meeting.

           (Continued and to be signed and dated on the reverse side)

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                   THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL.

Item 1. Approval of the reorganization and approval and adoption of the Agreement and Plan of Merger and Conversion attached to the accompanying proxy statement/prospectus as Annex A.

            FOR [ ]           AGAINST [ ]           ABSTAIN [ ]

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES."

Item 2.  Election of Directors

          Nominees for the Board of Directors: Robert J. Lanigan, Max L. Lukens and W. Dennis Heagney

          [ ]  FOR all nominees listed        [ ] WITHHOLD AUTHORITY to vote
                                                    for all nominees listed

          [ ] FOR all nominees listed, except vote withheld for the following nominee(s):

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ITEM 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                            Change of address and/or Comments
                                            Mark Here [ ]

                                            Date
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                                                           Signature

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                                                           Signature

                                            Sign exactly as name appears hereon.
                                            (If shares are held by joint
                                            tenants, both should sign. If
                                            signing as Attorney, Executor,
                                            Administrator, Trustee or Guardian,
                                            please give your title as such. If
                                            the signer is a corporation, please
                                            sign in the full corporate name by
                                            duly authorized officer.)

                                            Votes must be indicated [X] in
                                            Black or Blue Ink.

        (Please sign, date and return this proxy promptly in the enclosed postage prepaid envelope.)